UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2013

Tessera Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 7, 2013, Tessera Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K that included a press release (Exhibit 99.1) and management’s prepared remarks (Exhibit 99.2), each dated February 7, 2013, announcing the Company’s financial results for the fourth quarter ended December 31, 2012. This Form 8-K/A is being filed to revise the financial results included with such Current Report on Form 8-K.

The previously reported financial results for the fourth quarter ended December 31, 2012 have been revised to include additional accruals (i) for legal expenses in the amount of $1.5 million and (ii) for fixed asset purchases of $0.8 million. The additional legal expense accruals result in a generally accepted accounting principles (GAAP) net loss for the fourth quarter of 2012 in the amount of $20.6 million, or $0.39 per basic share, and non-GAAP net loss for the fourth quarter of 2012 in the amount of $13.7 million, or $0.26 per basic share. For the entire year ended December 31, 2012, GAAP net loss was $30.2 million, or $0.58 per basic share, and non-GAAP net income was $0.8 million, or $0.01 per basic share. Set forth below are revised Condensed Consolidated Statements of Operations for the three and twelve months ended December 31, 2011 and 2012, and revised Condensed Consolidated Balance Sheets as of December 31, 2011 and 2012.

TESSERA TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Revenues:
Royalty and license fees	$20,958	$54,270	$182,521	$237,201
Past production payments	24,650	—	24,729	—
Product and service revenues	7,628	2,461	26,773	17,375

Total revenues	53,236	56,731	234,023	254,576

Operating expenses:
Cost of revenues	12,261	7,026	40,366	23,493
Research, development and other related costs	27,751	19,888	100,681	75,976
Selling, general and administrative	24,237	20,707	97,295	83,378
Litigation expense	14,113	7,091	34,018	29,354
Restructuring and other charges	2,524	252	2,524	5,249
Impairment of long-lived assets	—	(569)	—	(569)
Impairment of goodwill	—	—	—	49,653

Total operating expenses	80,886	54,395	274,884	266,534
Operating income (loss)	(27,650)	2,336	(40,861)	(11,958)
Other income and expense, net	492	619	5,872	2,643

Income (loss) before taxes	(27,158)	2,955	(34,989)	(9,315)
Provision for (benefit from) income taxes	(6,542)	317	(4,764)	9,985

Net income (loss)	$(20,616)	$2,638	$(30,225)	$(19,300)

Basic and diluted net income (loss) per share:
Net income (loss) per share-basic	$(0.39)	$0.05	$(0.58)	$(0.38)

Net income (loss) per share-diluted	$(0.39)	$0.05	$(0.58)	$(0.38)

Cash dividends declared per share	$0.10	$—	$0.30	$—

Weighted average number of shares used in per share calculations-basic	52,226	51,517	51,977	51,082

Weighted average number of shares used in per share calculations-diluted	52,226	51,678	51,977	51,082

TESSERA TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$103,802	$55,758
Short-term investments	338,801	436,687
Accounts receivable, net	11,595	8,599
Inventories	1,507	1,574
Short-term deferred tax assets	3,880	1,892
Other current assets	15,701	13,664

Total current assets	475,286	518,174

Property and equipment, net	72,544	36,319
Intangible assets, net	120,432	141,326
Long-term deferred tax assets	22,499	18,223
Other assets	7,677	2,484
Goodwill	6,664	—

Total assets	$705,102	$716,526

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,437	$7,203
Accrued legal fees	11,726	6,110
Accrued liabilities	22,140	20,824
Deferred revenue	4,869	2,610

Total current liabilities	53,172	36,747

Long-term deferred tax liabilities	3,102	4,083
Other long-term liabilities	6,403	5,017
Stockholders’ equity:
Common stock	53	52
Additional paid-in capital	480,347	462,697
Treasury stock	(10,642)	(10,505)
Accumulated other comprehensive income	119	24
Retained earnings	172,548	218,411

Total stockholders’ equity	642,425	670,679

Total liabilities and stockholders’ equity	$705,102	$716,526

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. GAAP, this Form 8-K/A contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges, acquired in-process research and development, all forms of stock-based compensation, impairment charges on long-lived assets and goodwill, and related tax effects. The non-GAAP financial measures also exclude the effects of FASB Accounting Standards Codification 718, “Stock Compensation” upon the number of diluted shares used in calculating non-GAAP earnings per share. The Company’s management believes that the non-GAAP measures used in this Form 8-K/A provide investors with important perspectives into the Company’s ongoing business performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Set forth below are reconciliations of non-GAAP net income (loss) to the Company’s reported GAAP net income (loss).

TESSERA TECHNOLOGIES, INC.

RECONCILIATION TO NON-GAAP INCOME FROM GAAP NET LOSS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
GAAP net income (loss)	$(20,616)	$2,638	$(30,225)	$(19,300)
Adjustments to GAAP net income (loss):
Stock-based compensation - cost of revenues	137	119	641	458
Stock-based compensation - research, development and other related costs	1,465	1,685	6,455	8,233
Stock-based compensation - selling, general and administrative	2,185	3,516	9,940	16,879
Amortization of acquired intangibles - cost of revenues	1,782	1,702	7,673	6,819
Amortization of acquired intangibles - research, development and other related costs	1,354	1,455	5,408	3,820
Amortization of acquired intangibles - selling, general and administration	3,023	1,618	11,988	6,684
Impairment of long-lived assets	—	(569)	—	(569)
Impairment of goodwill	—	—	—	49,653
Tax adjustments for non-GAAP items	(3,078)	(2,513)	(11,126)	(12,016)

Non-GAAP net income (loss)	$(13,748)	$9,651	$754	$60,661

Non-GAAP net income (loss) per common share - diluted	$(0.26)	$0.18	$0.01	$1.15

Weighted average number of shares used in per share calculations excluding the effects of FAS123R - diluted	53,261	52,708	53,061	52,549

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

The disclosures set forth above under Item 2.02 are hereby incorporated by reference into this Item 8.01 and may be deemed to constitute solicitation material under Rule 14a-12 of the Exchange Act.

Additional Information and Where to Find It

The Company, its directors and certain executive officers and employees may become participants in the solicitation of proxies from stockholders in connection with the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting (the “2013 Proxy Statement”).

Robert J. Boehlke, Richard S. Hill, David C. Nagel, Timothy J. Stultz, Anthony J. Tether, and Robert A. Young, all of whom are members of the Company’s Board of Directors, and C. Richard Neely, Jr., Executive Vice President and Chief Financial Officer, Bernard J. Cassidy, Executive Vice President, General Counsel and Secretary and Moriah C. Shilton, Senior Director, Investor Relations, may become participants in the Company’s solicitation. Information regarding the Company’s directors’ and executive officers’ respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement relating to the 2012 annual meeting of stockholders. No other participants own in excess of 1% of the Company’s common stock. Additional information regarding the interests of such participants will be included in the 2013 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

Promptly after filing its definitive 2013 Proxy Statement with the SEC, the Company will mail the definitive 2013 Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2013 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://ir.tessera.com/sec.cfm) or by writing to the Secretary, Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, California 95134.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2013

TESSERA TECHNOLOGIES, INC.

By:	/S/ C. RICHARD NEELY, JR.
Name:	C. Richard Neely, Jr.
Title:	Executive Vice President and Chief Financial Officer